UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-215

Fidelity Hastings Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders

Fidelity®

Series Emerging Markets Debt

Fund

Fidelity Series Emerging Markets Debt Fund
Class F

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Emerging Markets Debt Fund or 1-800-835-5092 for Class F to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Life of fund A
Fidelity® Series Emerging Markets Debt Fund	19.09%	12.04%
Class F	19.24%	12.18%

A From March 17, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Debt Fund, a class of the fund, on March 17, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the J.P. Morgan Emerging Markets Bond Index Global performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets debt advanced steadily in 2012, save for a brief fall in the spring, and posted a strong gain for the year. The J.P. Morgan Emerging Markets Bond Index Global rose 18.54%, overcoming concern about the sovereign debt crisis in Europe to top other higher-risk fixed-income categories, such as U.S. high yield. After rising through April, a short-term setback in May threatened to dampen momentum, as riskier asset categories suffered in a global environment marked by sluggish growth, disappointing economic data and a resurgence of eurozone financial turmoil. But the downward trend quickly reversed course the following month amid renewed demand from yield-hungry investors, and the momentum continued through period end. Nearly all of the roughly 50 country components of the J.P. Morgan index posted a gain, with most showing a double-digit advance. Among the biggest constituents, Venezuela led the way, rising 47% despite the political uncertainty surrounding the health of the nation's president. Turkey also fared well, increasing roughly 24%. Russia finished in line with the overall market, while Mexico, the largest index constituent, fell shy, returning about 12%. Indonesia, Brazil and South Africa also trailed the index, each gaining about 13%. Other notable index components that lagged included the Philippines (+16%) and Colombia (+12%).

Comments from Jonathan Kelly, Portfolio Manager of Fidelity® Series Emerging Markets Debt Fund: For the year, the fund's Series Emerging Markets Debt and Class F shares gained 19.09% and 19.24%, respectively, ahead of the J.P. Morgan index. The biggest boost came from an overweighting in Venezuela. We believed bonds here offered value, given the country's willingness and ability to meet its obligations. Positioning in Mexico and Brazil was beneficial, as each lagged the benchmark. I underweighted these sovereign bonds in favor of reasonably attractive bonds issued by corporations in these countries. A similar story applies to Russia, where our security selection provided a meaningful lift. Conversely, positioning in Argentina was the largest detractor overall, a function of both security selection and a sizable overweighting. We made up considerable ground here in the second half, but not enough to offset our underperformance from earlier in the period. Our cash position, which averaged 4% during the period, also was a drag on performance. This allocation, which was higher than my target, was the result of both steady inflows to the fund and poor market liquidity, which made it more difficult to put this new money to work quickly.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Series Emerging Markets Debt	.85%
Actual		$ 1,000.00	$ 1,120.20	$ 4.53
HypotheticalA		$ 1,000.00	$ 1,020.86	$ 4.32
Class F	.72%
Actual		$ 1,000.00	$ 1,120.80	$ 3.84
HypotheticalA		$ 1,000.00	$ 1,021.52	$ 3.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Countries as of December 31, 2012
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Venezuela	13.3	12.5
Turkey	7.7	7.7
Mexico	6.8	6.6
Russia	6.4	6.7
Argentina	6.1	6.2
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five Holdings as of December 31, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Turkish Republic	6.9	7.0
Venezuelan Republic	6.8	6.5
Petroleos de Venezuela SA	6.5	6.0
Russian Federation	5.8	6.1
Indonesian Republic	4.4	4.4
	30.4
Asset Allocation (% of fund's net assets)
As of December 31, 2012	As of June 30, 2012
Corporate Bonds 32.3%	Corporate Bonds 30.6%
Government Obligations 60.0%	Government Obligations 61.1%
Preferred Securities 0.9%	Preferred Securities 0.8%
Other Investments 0.6%	Other Investments 0.5%
Short-Term Investments and Net Other Assets (Liabilities) 6.2%	Short-Term Investments and Net Other Assets (Liabilities) 7.0%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Corporate Bonds - 32.3%
		Principal Amount (c)	Value
Convertible Bonds - 0.6%
Bailiwick of Jersey - 0.6%
Vedanta Resources Jersey II Ltd. 4% 3/30/17		$ 7,500,000	$ 7,451,250
Nonconvertible Bonds - 31.7%
Argentina - 1.3%
Aeropuertos Argentina 2000 SA 10.75% 12/1/20 (e)		3,280,720	2,903,437
Empresa Distribuidora y Comercializadora Norte SA 9.75% 10/25/22 (e)		3,330,000	1,465,200
Pan American Energy LLC 7.875% 5/7/21 (e)		3,485,000	3,031,950
Transportadora de Gas del Sur SA 7.875% 5/14/17 (e)		9,660,000	7,776,300
TOTAL ARGENTINA			15,176,887
Brazil - 0.5%
OGX Petroleo e Gas Participacoes SA 8.5% 6/1/18 (e)		4,210,000	3,789,000
Votorantim Cimentos SA 7.25% 4/5/41 (e)		1,825,000	2,030,313
TOTAL BRAZIL			5,819,313
British Virgin Islands - 0.6%
Arcos Dorados Holdings, Inc. 10.25% 7/13/16 (e)	BRL	10,702,000	5,566,608
Magnesita Finance Ltd. 8.625% (e)(f)		1,695,000	1,779,750
TOTAL BRITISH VIRGIN ISLANDS			7,346,358
Canada - 0.5%
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (e)		4,473,000	5,172,130
Sino-Forest Corp. 6.25% 10/21/17 (b)(e)		3,220,000	515,200
TOTAL CANADA			5,687,330
Cayman Islands - 1.9%
Fibria Overseas Finance Ltd. 7.5% 5/4/20 (e)		1,575,000	1,748,250
Mongolian Mining Corp. 8.875% 3/29/17 (e)		2,650,000	2,852,195
Odebrecht Finance Ltd. 7.5% (e)(f)		6,510,000	7,112,175
Petrobras International Finance Co. Ltd.:
5.375% 1/27/21		3,265,000	3,675,802
6.875% 1/20/40		2,185,000	2,794,615
8.375% 12/10/18		3,055,000	3,904,137
TOTAL CAYMAN ISLANDS			22,087,174
Costa Rica - 0.1%
Instituto Costarricense de Electricidad 6.95% 11/10/21 (e)		870,000	983,100
Corporate Bonds - continued
		Principal Amount (c)	Value
Nonconvertible Bonds - continued
Croatia - 0.3%
Agrokor d.d. 8.875% 2/1/20 (e)		$ 1,680,000	$ 1,824,900
Hrvatska Elektroprivreda 6% 11/9/17 (e)		1,025,000	1,081,375
TOTAL CROATIA			2,906,275
El Salvador - 0.4%
Telemovil Finance Co. Ltd. 8% 10/1/17 (e)		4,784,000	5,154,760
Georgia - 0.5%
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (e)		3,365,000	3,449,125
JSC Georgian Railway 7.75% 7/11/22 (e)		1,565,000	1,788,013
TOTAL GEORGIA			5,237,138
Germany - 0.2%
Rearden G Holdings Eins GmbH 7.875% 3/30/20 (e)		2,290,000	2,541,900
Hungary - 0.2%
Magyar Export-Import Bank 5.5% 2/12/18 (e)		1,755,000	1,779,131
Indonesia - 1.2%
PT Adaro Indonesia 7.625% 10/22/19 (e)		2,450,000	2,719,500
PT Pertamina Persero:
4.875% 5/3/22 (e)		2,870,000	3,135,475
5.25% 5/23/21 (e)		2,000,000	2,230,000
6% 5/3/42 (e)		2,445,000	2,750,625
6.5% 5/27/41 (e)		3,020,000	3,571,150
TOTAL INDONESIA			14,406,750
Ireland - 1.5%
RusHydro Finance Ltd. 7.875% 10/28/15	RUB	95,000,000	3,100,124
Vimpel Communications OJSC 7.748% 2/2/21 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)		2,575,000	2,983,781
Vnesheconombank Via VEB Finance PLC:
6.025% 7/5/22 (e)		2,495,000	2,912,913
6.8% 11/22/25 (e)		2,869,000	3,521,698
6.902% 7/9/20 (e)		4,515,000	5,485,725
TOTAL IRELAND			18,004,241
Isle of Man - 0.2%
AngloGold Ashanti Holdings PLC 5.125% 8/1/22		2,705,000	2,738,813
Corporate Bonds - continued
		Principal Amount (c)	Value
Nonconvertible Bonds - continued
Kazakhstan - 0.5%
KazMunaiGaz Finance Sub BV 7% 5/5/20 (e)		$ 2,385,000	$ 2,969,325
Zhaikmunai Finance BV 10.5% 10/19/15 (e)		2,575,000	2,832,500
TOTAL KAZAKHSTAN			5,801,825
Luxembourg - 2.6%
Alrosa Finance SA 7.75% 11/3/20 (e)		2,250,000	2,610,000
Aquarius Investments Luxemburg 8.25% 2/18/16		3,085,000	3,347,225
EVRAZ Group SA:
8.25% 11/10/15 (e)		5,075,000	5,595,188
9.5% 4/24/18 (Reg. S)		1,950,000	2,223,000
MHP SA 10.25% 4/29/15 (e)		2,385,000	2,510,213
RSHB Capital SA:
6% 6/3/21 (e)(g)		1,005,000	1,047,713
9% 6/11/14 (e)		1,210,000	1,324,950
TMK Capital SA 7.75% 1/27/18		3,745,000	3,922,888
Vimpel Communications 8.25% 5/23/16 (Reg. S) (Issued by UBS Luxembourg SA for Vimpel Communications)		6,575,000	7,413,313
TOTAL LUXEMBOURG			29,994,490
Mexico - 3.9%
Alestra SA de RL de CV 11.75% 8/11/14		4,645,000	5,248,850
Banco Santander Mexico SA 4.125% 11/9/22 (e)		1,775,000	1,797,188
Comision Federal de Electricid 5.75% 2/14/42 (e)		950,000	1,080,625
Gruma SAB de CV 7.75% (Reg. S) (f)		3,989,000	4,018,918
GRUP KUO, S.A.B. de C.V. 6.25% 12/4/22 (e)		985,000	1,061,338
Petroleos Mexicanos:
4.875% 1/24/22		2,305,000	2,595,430
5.5% 1/21/21		2,950,000	3,439,700
5.5% 6/27/44		3,380,000	3,718,000
5.5% 6/27/44 (e)		1,175,000	1,294,263
6% 3/5/20		2,000,000	2,396,000
6.5% 6/2/41		2,415,000	3,030,825
6.625% (e)(f)		9,055,000	9,720,543
8% 5/3/19		1,350,000	1,765,125
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		3,685,000	3,952,163
TOTAL MEXICO			45,118,968
Mongolia - 0.1%
Trade & Development Bank of Mongolia LLC 8.5% 10/25/13		1,575,000	1,590,750
Corporate Bonds - continued
		Principal Amount (c)	Value
Nonconvertible Bonds - continued
Multi-National - 0.2%
Eastern and Southern African Trade and Development Bank 6.875% 1/9/16 (Reg. S)		$ 1,500,000	$ 1,530,000
International Bank for Reconstruction & Development 8% 6/20/13	NGN	199,000,000	1,236,566
TOTAL MULTI-NATIONAL			2,766,566
Netherlands - 3.2%
Access Finance BV 7.25% 7/25/17 (e)		1,740,000	1,831,350
DTEK Finance BV 9.5% 4/28/15 (e)		1,700,000	1,719,550
HSBK (Europe) BV:
7.25% 5/3/17 (e)		3,150,000	3,446,100
9.25% 10/16/13 (e)		1,920,000	2,006,400
Indo Energy Finance BV 7% 5/7/18 (e)		3,285,000	3,449,250
Intergas Finance BV 6.375% 5/14/17 (Reg. S)		1,175,000	1,333,625
JSC Kazkommertsbank BV 8% 11/3/15 (e)		1,885,000	1,771,900
Kazkommerts International BV 7.875% 4/7/14 (Reg. S)		1,785,000	1,776,968
KazMunaiGaz Finance Sub BV:
6.375% 4/9/21 (e)		2,025,000	2,478,195
9.125% 7/2/18 (e)		2,825,000	3,736,063
Listrindo Capital BV 6.95% 2/21/19 (e)		1,530,000	1,710,540
Majapahit Holding BV:
7.25% 6/28/17 (Reg. S)		800,000	948,000
7.75% 1/20/20 (e)		1,650,000	2,074,875
8% 8/7/19 (e)		1,175,000	1,486,375
Metinvest BV 10.25% 5/20/15 (e)		2,100,000	2,173,500
VimpelCom Holdings BV 7.5043% 3/1/22 (e)		1,845,000	2,112,525
Zhaikmunai International BV 7.125% 11/13/19 (e)		3,330,000	3,508,988
TOTAL NETHERLANDS			37,564,204
Pakistan - 0.5%
Pakistan Mobile Communications Ltd. 8.625% 11/13/13 (e)		5,714,000	5,799,710
Paraguay - 0.5%
BBVA Paraguay SA 9.75% 2/11/16 (e)		2,700,000	2,916,000
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (e)		2,245,000	2,334,800
TOTAL PARAGUAY			5,250,800
Corporate Bonds - continued
		Principal Amount (c)	Value
Nonconvertible Bonds - continued
Philippines - 0.5%
Development Bank of Philippines 8.375% (f)(g)		$ 3,065,000	$ 3,394,488
Power Sector Assets and Liabilities Management Corp. 7.39% 12/2/24 (e)		1,300,000	1,810,250
TOTAL PHILIPPINES			5,204,738
Russia - 0.6%
MTS International Funding Ltd. 8.625% 6/22/20 (e)		5,950,000	7,482,125
Turkey - 0.8%
Akbank T.A.S.:
3.875% 10/24/17 (e)		1,710,000	1,761,300
5.125% 7/22/15 (e)		2,775,000	2,927,625
Finansbank A/S 5.15% 11/1/17 (e)		3,080,000	3,064,600
Turkiye Garanti Bankasi A/S 4% 9/13/17 (e)		1,485,000	1,533,263
TOTAL TURKEY			9,286,788
Ukraine - 0.3%
Naftogaz of Ukraine NJSC 9.5% 9/30/14		3,280,000	3,366,264
United Kingdom - 0.8%
Afren PLC 11.5% 2/1/16 (e)		1,550,000	1,794,125
Biz Finance PLC 8.375% 4/27/15 (Reg. S)		4,000,000	3,970,000
JSC Oschadbank 8.25% 3/10/16 (Issued by SSB #1 PLC for JSC Oschadbank)		550,000	518,375
The State Export-Import Bank of Ukraine JSC 5.7928% 2/9/16 (Issued by Credit Suisse First Boston International for The State Export-Import Bank of Ukraine JSC) (d)		3,900,000	3,217,500
TOTAL UNITED KINGDOM			9,500,000
United States of America - 1.3%
Braskem America Finance Co. 7.125% 7/22/41 (e)		1,060,000	1,120,950
Pemex Project Funding Master Trust:
5.75% 3/1/18		2,855,000	3,326,075
6.625% 6/15/35		6,775,000	8,705,875
Southern Copper Corp. 6.75% 4/16/40		1,500,000	1,805,813
TOTAL UNITED STATES OF AMERICA			14,958,713
Venezuela - 6.5%
Petroleos de Venezuela SA:
4.9% 10/28/14		12,135,000	11,528,250
5.375% 4/12/27		6,135,000	4,263,825
5.5% 4/12/37		3,430,000	2,332,400
Corporate Bonds - continued
		Principal Amount (c)	Value
Nonconvertible Bonds - continued
Venezuela - continued
Petroleos de Venezuela SA: - continued
8.5% 11/2/17 (e)		$ 33,205,000	$ 32,706,925
9% 11/17/21 (Reg. S)		4,870,000	4,614,325
9.75% 5/17/35 (e)		7,550,000	7,248,000
12.75% 2/17/22 (e)		11,165,000	12,476,888
TOTAL VENEZUELA			75,170,613
TOTAL NONCONVERTIBLE BONDS			368,725,724
TOTAL CORPORATE BONDS (Cost $346,333,694)			376,176,974
Government Obligations - 60.4%

Argentina - 4.8%
Argentine Republic:
discount (with partial capitalization through 12/31/13) 8.28% 12/31/33		4,663,170	3,310,851
7% 9/12/13		28,450,000	27,989,268
7% 10/3/15		14,425,000	12,772,135
City of Buenos Aires 12.5% 4/6/15 (e)		7,555,000	7,403,900
Provincia de Cordoba 12.375% 8/17/17 (e)		5,180,000	4,325,300
TOTAL ARGENTINA			55,801,454
Aruba - 0.1%
Aruba Government 4.625% 9/14/23 (e)		1,470,000	1,478,820
Azerbaijan - 0.1%
State Oil Company of Azerbaijan Republic 5.45% 2/9/17		865,000	951,500
Bahamas (Nassau) - 0.2%
Bahamian Republic 6.95% 11/20/29 (e)		2,045,000	2,454,000
Belarus - 1.2%
Belarus Republic:
8.75% 8/3/15 (Reg. S)		10,500,000	10,815,000
8.95% 1/26/18		2,715,000	2,793,056
TOTAL BELARUS			13,608,056
Bermuda - 0.1%
Bermuda Government 4.138% 1/3/23 (e)		1,465,000	1,561,690
Government Obligations - continued
		Principal Amount (c)	Value
Bolivia - 0.2%
Plurinational State of Bolivia 4.875% 10/29/22 (e)		$ 1,815,000	$ 1,769,625
Brazil - 2.2%
Brazilian Federative Republic:
7.125% 1/20/37		4,570,000	7,014,950
8.25% 1/20/34		2,830,000	4,782,700
10.125% 5/15/27		4,710,000	8,631,075
12.25% 3/6/30		2,755,000	5,565,100
TOTAL BRAZIL			25,993,825
Colombia - 1.7%
Colombian Republic:
6.125% 1/18/41		2,870,000	3,931,900
7.375% 9/18/37		3,500,000	5,425,000
10.375% 1/28/33		4,170,000	7,631,100
11.75% 2/25/20		1,450,000	2,341,750
TOTAL COLOMBIA			19,329,750
Congo - 0.6%
Congo Republic 3% 6/30/29 (d)		8,085,479	6,872,657
Costa Rica - 0.2%
Costa Rican Republic 4.25% 1/26/23 (e)		1,750,000	1,761,375
Croatia - 1.4%
Croatia Republic:
6.25% 4/27/17 (e)		5,070,000	5,551,650
6.375% 3/24/21 (e)		3,150,000	3,575,250
6.625% 7/14/20 (e)		3,060,000	3,507,678
6.75% 11/5/19 (e)		3,700,000	4,241,125
TOTAL CROATIA			16,875,703
Dominican Republic - 0.9%
Dominican Republic:
1.3405% 8/30/24 (g)		3,650,000	3,358,000
7.5% 5/6/21 (e)		4,210,000	4,883,600
9.04% 1/23/18 (e)		2,235,138	2,536,881
TOTAL DOMINICAN REPUBLIC			10,778,481
El Salvador - 0.3%
El Salvador Republic:
7.625% 2/1/41 (e)		1,000,000	1,142,500
Government Obligations - continued
		Principal Amount (c)	Value
El Salvador - continued
El Salvador Republic: - continued
7.65% 6/15/35 (Reg. S)		$ 1,275,000	$ 1,447,125
8.25% 4/10/32 (Reg. S)		800,000	952,000
TOTAL EL SALVADOR			3,541,625
Gabon - 0.2%
Gabonese Republic 8.2% 12/12/17 (e)		1,550,000	1,883,250
Georgia - 0.5%
Georgia Republic:
6.875% 4/12/21 (e)		3,885,000	4,516,313
7.5% 4/15/13		890,000	893,382
TOTAL GEORGIA			5,409,695
Ghana - 0.2%
Ghana Republic 8.5% 10/4/17 (e)		1,750,000	2,021,250
Guatemala - 0.2%
Guatemalan Republic 5.75% 6/6/22 (e)		1,955,000	2,170,050
Hungary - 1.5%
Hungarian Republic:
4.75% 2/3/15		10,525,000	10,828,120
7.625% 3/29/41		5,520,000	6,375,600
TOTAL HUNGARY			17,203,720
Iceland - 0.4%
Republic of Iceland 5.875% 5/11/22 (e)		4,290,000	4,799,438
Indonesia - 3.8%
Indonesian Republic:
4.875% 5/5/21 (e)		4,390,000	5,048,500
5.25% 1/17/42 (e)		4,395,000	5,103,914
5.875% 3/13/20 (e)		4,675,000	5,621,688
6.625% 2/17/37 (e)		2,950,000	3,945,625
6.875% 1/17/18 (e)		2,300,000	2,808,990
7.75% 1/17/38 (e)		4,230,000	6,376,725
8.5% 10/12/35 (Reg. S)		4,850,000	7,760,000
11.625% 3/4/19 (e)		4,800,000	7,260,000
TOTAL INDONESIA			43,925,442
Iraq - 0.7%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		9,175,000	8,659,365
Jordan - 0.1%
Jordanian Kingdom 3.875% 11/12/15		1,350,000	1,306,125
Government Obligations - continued
		Principal Amount (c)	Value
Latvia - 0.5%
Latvian Republic:
2.75% 1/12/20 (e)		$ 2,930,000	$ 2,897,184
5.25% 2/22/17 (e)		1,515,000	1,694,982
5.25% 6/16/21 (e)		1,460,000	1,697,250
TOTAL LATVIA			6,289,416
Lebanon - 0.8%
Lebanese Republic:
4% 12/31/17		6,682,500	6,657,441
4.75% 11/2/16		1,050,000	1,050,000
5.15% 11/12/18		1,050,000	1,052,625
TOTAL LEBANON			8,760,066
Lithuania - 1.0%
Lithuanian Republic:
6.125% 3/9/21 (e)		3,075,000	3,789,938
6.625% 2/1/22 (e)		2,745,000	3,513,600
7.375% 2/11/20 (e)		3,650,000	4,754,125
TOTAL LITHUANIA			12,057,663
Mexico - 2.9%
United Mexican States:
4.75% 3/8/44		1,598,000	1,809,735
5.125% 1/15/20		3,148,000	3,746,120
5.75% 10/12/2110		3,254,000	3,945,475
6.05% 1/11/40		7,432,000	9,977,460
6.75% 9/27/34		6,275,000	9,036,000
7.5% 4/8/33		1,800,000	2,749,500
8.3% 8/15/31		1,510,000	2,442,425
TOTAL MEXICO			33,706,715
Morocco - 0.2%
Moroccan Kingdom 4.25% 12/11/22 (e)		2,055,000	2,065,275
Namibia - 0.2%
Republic of Namibia 5.5% 11/3/21 (e)		2,070,000	2,312,004
Netherlands - 0.2%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		2,625,000	2,903,906
Government Obligations - continued
		Principal Amount (c)	Value
Nigeria - 0.7%
Republic of Nigeria:
0% 3/7/13	NGN	172,000,000	$ 1,075,733
0% 6/6/13 to 11/7/13	NGN	894,955,000	5,260,425
6.75% 1/28/21 (e)		1,500,000	1,770,000
TOTAL NIGERIA			8,106,158
Pakistan - 0.7%
Islamic Republic of Pakistan 7.125% 3/31/16 (e)		8,125,000	7,576,563
Peru - 1.3%
Peruvian Republic:
4% 3/7/27 (d)		3,350,000	3,358,375
5.625% 11/18/50		1,335,000	1,732,163
7.35% 7/21/25		1,500,000	2,171,250
8.75% 11/21/33		4,680,000	8,131,500
TOTAL PERU			15,393,288
Philippines - 2.0%
Philippine Republic:
7.5% 9/25/24		890,000	1,268,250
7.75% 1/14/31		4,140,000	6,354,900
9.5% 2/2/30		4,645,000	8,059,075
9.875% 1/15/19		795,000	1,146,788
10.625% 3/16/25		3,535,000	6,133,225
TOTAL PHILIPPINES			22,962,238
Poland - 0.6%
Polish Government:
3% 3/17/23		1,760,000	1,744,600
6.375% 7/15/19		4,125,000	5,135,625
TOTAL POLAND			6,880,225
Qatar - 0.2%
State of Qatar 5.75% 1/20/42 (e)		2,140,000	2,787,350
Romania - 0.5%
Romanian Republic 6.75% 2/7/22 (e)		4,521,000	5,493,015
Russia - 5.8%
Russian Federation:
4.5% 4/4/22 (e)		2,000,000	2,292,600
5.625% 4/4/42 (e)		4,600,000	5,715,500
Government Obligations - continued
		Principal Amount (c)	Value
Russia - continued
Russian Federation: - continued
7.5% 3/31/30 (Reg. S)		$ 27,946,500	$ 35,771,501
11% 7/24/18 (Reg. S)		2,080,000	3,073,200
12.75% 6/24/28 (Reg. S)		10,200,000	20,757,000
TOTAL RUSSIA			67,609,801
Senegal - 0.1%
Republic of Senegal 8.75% 5/13/21 (e)		660,000	782,100
Serbia - 1.4%
Republic of Serbia:
5.25% 11/21/17 (e)		1,650,000	1,711,875
6.75% 11/1/24 (e)		14,752,004	15,047,044
TOTAL SERBIA			16,758,919
Slovakia - 0.3%
Slovakia Republic 4.375% 5/21/22 (e)		3,115,000	3,387,563
Sri Lanka - 1.1%
Democratic Socialist Republic of Sri Lanka:
5.875% 7/25/22 (e)		995,000	1,067,138
6.25% 10/4/20 (e)		4,630,000	5,046,700
6.25% 7/27/21 (e)		2,170,000	2,365,300
7.4% 1/22/15 (e)		3,675,000	3,969,000
TOTAL SRI LANKA			12,448,138
Turkey - 6.9%
Turkish Republic:
5.125% 3/25/22		2,315,000	2,673,825
5.625% 3/30/21		3,275,000	3,889,161
6% 1/14/41		3,510,000	4,370,828
6.25% 9/26/22		2,725,000	3,399,438
6.75% 4/3/18		4,500,000	5,445,000
6.75% 5/30/40		4,530,000	6,116,633
6.875% 3/17/36		7,270,000	9,796,325
7% 9/26/16		4,150,000	4,851,350
7% 3/11/19		1,770,000	2,206,305
7.25% 3/15/15		2,525,000	2,815,375
7.25% 3/5/38		4,825,000	6,827,375
7.375% 2/5/25		7,175,000	9,688,044
7.5% 7/14/17		4,550,000	5,557,825
7.5% 11/7/19		4,250,000	5,503,750
Government Obligations - continued
		Principal Amount (c)	Value
Turkey - continued
Turkish Republic: - continued
8% 2/14/34		$ 1,900,000	$ 2,840,500
11.875% 1/15/30		2,530,000	4,961,963
TOTAL TURKEY			80,943,697
Ukraine - 2.3%
Ukraine Financing of Infrastructure Projects State Enterprise 8.375% 11/3/17 (e)		4,200,000	4,095,000
Ukraine Government:
6.25% 6/17/16 (e)		3,415,000	3,389,388
6.75% 11/14/17 (e)		1,675,000	1,656,240
7.65% 6/11/13 (e)		8,030,000	8,090,225
7.75% 9/23/20 (e)		2,550,000	2,617,065
7.8% 11/28/22 (e)		1,750,000	1,745,625
7.95% 2/23/21 (e)		1,700,000	1,759,500
9.25% 7/24/17 (e)		3,515,000	3,813,775
TOTAL UKRAINE			27,166,818
United Arab Emirates - 0.1%
United Arab Emirates 7.75% 10/5/20 (Reg. S)		1,190,000	1,500,888
United States of America - 0.3%
U.S. Treasury Bonds 2.75% 11/15/42		4,087,000	3,921,223
Uruguay - 0.5%
Uruguay Republic 7.875% 1/15/33 pay-in-kind		3,925,000	6,083,750
Venezuela - 6.8%
Venezuelan Republic:
oil recovery rights 4/15/20 (h)		57,010	1,738,805
6% 12/9/20		2,330,000	1,945,550
7% 3/31/38		2,000,000	1,595,000
8.5% 10/8/14		3,375,000	3,442,500
9% 5/7/23 (Reg. S)		11,075,000	10,604,313
9.25% 9/15/27		7,100,000	7,100,000
9.25% 5/7/28 (Reg. S)		4,415,000	4,348,775
9.375% 1/13/34		3,930,000	3,871,050
10.75% 9/19/13		2,330,000	2,388,250
11.75% 10/21/26 (Reg. S)		7,015,000	7,891,875
11.95% 8/5/31 (Reg. S)		11,185,000	12,722,938
12.75% 8/23/22		14,000,000	16,240,000
13.625% 8/15/18		4,795,000	5,550,213
TOTAL VENEZUELA			79,439,269
Government Obligations - continued
		Principal Amount (c)	Value
Vietnam - 1.3%
Vietnamese Socialist Republic:
1.5032% 3/12/16 (g)		$ 2,672,783	$ 2,432,232
4% 3/12/28 (d)		8,725,000	7,067,250
6.875% 1/15/16 (e)		5,050,000	5,517,125
TOTAL VIETNAM			15,016,607
Zambia - 0.1%
Republic of Zambia 5.375% 9/20/22 (e)		1,635,000	1,630,913
TOTAL GOVERNMENT OBLIGATIONS (Cost $628,827,607)			704,140,464
Sovereign Loan Participations - 0.6%

Indonesia - 0.6%
Indonesian Republic loan participation:
Goldman Sachs 1.25% 12/14/19 (g)		4,664,653	4,408,097
1.25% 12/14/19 (g)		2,241,379	2,118,103
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $6,577,634)			6,526,200
Preferred Securities - 0.9%

Brazil - 0.5%
Cosan Overseas Ltd. 8.25% (f)	950,000	1,054,856
Globo Comunicacoes e Participacoes SA 6.25% (d)(e)(f)	3,970,000	4,376,520
TOTAL BRAZIL		5,431,376
Cayman Islands - 0.4%
CSN Islands XII Corp. 7% (Reg. S) (f)	4,525,000	4,622,462
Odebrecht Finance Ltd. 7.5% (Reg. S) (f)	150,000	164,400
TOTAL CAYMAN ISLANDS		4,786,862
TOTAL PREFERRED SECURITIES (Cost $9,846,193)		10,218,238
Money Market Funds - 4.8%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (a) (Cost $56,099,608)	56,099,608	$ 56,099,608
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $1,047,684,736)		1,153,161,484
NET OTHER ASSETS (LIABILITIES) - 1.0%		11,543,649
NET ASSETS - 100%		$ 1,164,705,133
Currency Abbreviations
BRL	-	Brazilian real
NGN	-	Nigerian naira
RUB	-	Russian ruble
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Non-income producing - Security is in default.
(c) Amount is stated in United States dollars unless otherwise noted.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $464,158,316 or 39.9% of net assets.

(f) Security is perpetual in nature with no stated maturity date.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) Quantity represents share amount.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 76,978
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 376,176,974	$ -	$ 376,176,974	$ -
Government Obligations	704,140,464	-	700,782,089	3,358,375
Sovereign Loan Participations	6,526,200	-	-	6,526,200
Preferred Securities	10,218,238	-	10,218,238	-
Money Market Funds	56,099,608	56,099,608	-	-
Total Investments in Securities:	$ 1,153,161,484	$ 56,099,608	$ 1,087,177,301	$ 9,884,575
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	0.3%
AAA,AA,A	2.2%
BBB	32.5%
BB	21.8%
B	24.6%
CCC,CC,C	2.9%
Not Rated	9.4%
Equities	0.1%
Short-Term Investments and Net Other Assets	6.2%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $991,585,128)	$ 1,097,061,876
Fidelity Central Funds (cost $56,099,608)	56,099,608
Total Investments (cost $1,047,684,736)		$ 1,153,161,484
Cash		2,309,956
Receivable for investments sold		749,921
Receivable for fund shares sold		22,879
Interest receivable		18,919,746
Distributions receivable from Fidelity Central Funds		8,620
Prepaid expenses		4,356
Total assets		1,175,176,962

Liabilities
Payable for investments purchased	$ 2,647,633
Payable for fund shares redeemed	6,961,631
Accrued management fee	645,119
Other affiliated payables	111,570
Other payables and accrued expenses	105,876
Total liabilities		10,471,829

Net Assets		$ 1,164,705,133
Net Assets consist of:
Paid in capital		$ 1,050,381,202
Undistributed net investment income		6,746,412
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,099,737
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		105,477,782
Net Assets		$ 1,164,705,133

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

December 31, 2012

Series Emerging Markets Debt: Net Asset Value, offering price and redemption price per share ($675,329,270 ÷ 60,589,083 shares)	$ 11.15

Class F: Net Asset Value, offering price and redemption price per share ($489,375,863 ÷ 43,905,732 shares)	$ 11.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 765,692
Interest		68,915,254
Income from Fidelity Central Funds		76,978
Total income		69,757,924

Expenses
Management fee	$ 6,827,633
Transfer agent fees	773,492
Accounting fees and expenses	477,423
Custodian fees and expenses	66,725
Independent trustees' compensation	6,636
Registration fees	30,959
Audit	62,996
Legal	4,537
Miscellaneous	6,564
Total expenses before reductions	8,256,965
Expense reductions	(614)	8,256,351
Net investment income (loss)		61,501,573
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,412,288
Foreign currency transactions	(37,019)
Total net realized gain (loss)		6,375,269
Change in net unrealized appreciation (depreciation) on: Investment securities	112,788,874
Assets and liabilities in foreign currencies	8,569
Total change in net unrealized appreciation (depreciation)		112,797,443
Net gain (loss)		119,172,712
Net increase (decrease) in net assets resulting from operations		$ 180,674,285

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2012	For the period March 17, 2011 (commencement of operations) to December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 61,501,573	$ 21,333,625
Net realized gain (loss)	6,375,269	448,269
Change in net unrealized appreciation (depreciation)	112,797,443	(7,319,661)
Net increase (decrease) in net assets resulting from operations	180,674,285	14,462,233
Distributions to shareholders from net investment income	(55,386,827)	(19,621,485)
Distributions to shareholders from net realized gain	(5,144,731)	(659,545)
Total distributions	(60,531,558)	(20,281,030)
Share transactions - net increase (decrease)	223,346,889	827,034,314
Total increase (decrease) in net assets	343,489,616	821,215,517

Net Assets
Beginning of period	821,215,517	-
End of period (including undistributed net investment income of $6,746,412 and undistributed net investment income of $1,476,968, respectively)	$ 1,164,705,133	$ 821,215,517

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Emerging Markets Debt

Years ended December 31,	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.627	.420
Net realized and unrealized gain (loss)	1.218	(.127)
Total from investment operations	1.845	.293
Distributions from net investment income	(.565)	(.365)
Distributions from net realized gain	(.050)	(.008)
Total distributions	(.615)	(.373)
Net asset value, end of period	$ 11.15	$ 9.92
Total Return B, C	19.09%	2.97%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.90% A
Expenses net of fee waivers, if any	.85%	.90% A
Expenses net of all reductions	.85%	.90% A
Net investment income (loss)	5.95%	5.37% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 675,329	$ 567,740
Portfolio turnover rate F	41%	45% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 17, 2011 (commencement of operations) to December 31, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended December 31,	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.641	.430
Net realized and unrealized gain (loss)	1.217	(.126)
Total from investment operations	1.858	.304
Distributions from net investment income	(.578)	(.376)
Distributions from net realized gain	(.050)	(.008)
Total distributions	(.628)	(.384)
Net asset value, end of period	$ 11.15	$ 9.92
Total Return B, C	19.24%	3.08%
Ratios to Average Net Assets E, H
Expenses before reductions	.73%	.76% A
Expenses net of fee waivers, if any	.73%	.76% A
Expenses net of all reductions	.73%	.76% A
Net investment income (loss)	6.07%	5.51% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 489,376	$ 253,475
Portfolio turnover rate F	41%	45% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 17, 2011 (commencement of operations) to December 31, 2011.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

Fidelity Series Emerging Markets Debt Fund (the Fund) is a non-diversified fund of Fidelity Hastings Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Emerging Markets Debt and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, foreign government and government agency obligations, preferred securities, U.S. government and government agency obligations and sovereign loan participations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 117,973,456
Gross unrealized depreciation	(6,879,355)
Net unrealized appreciation (depreciation) on securities and other investments	$ 111,094,101

Tax Cost	$ 1,042,067,383

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,505,335
Undistributed long-term capital gain	$ 1,723,680
Net unrealized appreciation (depreciation)	$ 111,095,135

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 58,130,214	$ 20,281,030
Long-term Capital Gains	2,401,344	-
Total	$ 60,531,558	$ 20,281,030

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

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Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $505,637,196 and $295,119,385, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Emerging Markets Debt. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Series Emerging Markets Debt	$ 773,492.12

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,567 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

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7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $614.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011 A
From net investment income
Series Emerging Markets Debt	$ 33,240,280	$ 13,978,102
Class F	22,146,547	5,643,383
Total	$ 55,386,827	$ 19,621,485
From net realized gain
Series Emerging Markets Debt	$ 3,004,650	$ 456,583
Class F	2,140,081	202,962
Total	$ 5,144,731	$ 659,545

A For the period March 17, 2011 (commencement of operations) to December 31, 2011.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011 A	2012	2011 A
Series Emerging Markets Debt
Shares sold	2,525,424	58,279,033	$ 26,533,140	$ 582,752,046
Reinvestment of distributions	3,411,848	1,452,722	36,244,930	14,434,685
Shares redeemed	(2,561,102)	(2,518,842)	(27,003,613)	(25,108,819)
Net increase (decrease)	3,376,170	57,212,913	$ 35,774,457	$ 572,077,912
Class F
Shares sold	16,543,341	25,369,882	$ 168,414,695	$ 253,247,887
Reinvestment of distributions	2,279,253	588,909	24,286,628	5,846,345
Shares redeemed	(460,381)	(415,272)	(5,128,891)	(4,137,830)
Net increase (decrease)	18,362,213	25,543,519	$ 187,572,432	$ 254,956,402

A For the period March 17, 2011 (commencement of operations) to December 31, 2011.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

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Notes to Financial Statements - continued

10. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the fund.

11. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Series Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Debt Fund (a fund of Fidelity Hastings Street Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series Emerging Markets Debt Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2013

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 454 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Emerging Markets Debt Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Emerging Markets Debt Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Series Emerging Markets Debt	02/19/13	02/15/13	$0.024
Class F	02/19/13	02/15/13	$0.024

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012 $4,125,024, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Debt Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Series Emerging Markets Debt Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Ltd.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SED-ANN-0213
1.924250.101

Item 2. Code of Ethics

As of the end of the period, December 31, 2012, Fidelity Hastings Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Series Emerging Markets Debt Fund (the "Fund"):

Services Billed by PwC

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Emerging Markets Debt Fund	$58,000	$-	$3,300	$-

December 31, 2011 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Emerging Markets Debt Fund	$49,000	$-	$3,200	$-

A Amounts may reflect rounding.

B Fidelity Series Emerging Markets Debt Fund commenced operations on March 17, 2011.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2011A	December 31, 2011A,B
Audit-Related Fees	$4,805,000	$3,845,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	December 31, 2012 A	December 31, 2011 A,B
PwC	$5,615,000	$5,055,000

A Amounts may reflect rounding.

B May include amounts billed prior to the fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Hastings Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 27, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 27, 2013